Exhibit 10.2

CROWN CRAFTS, INC.

INCENTIVE STOCK OPTION GRANT AGREEMENT

(Pursuant to the 2014 Omnibus Equity Compensation Plan)

THIS INCENTIVE STOCK OPTION GRANT AGREEMENT (the “Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”), by and between Crown Crafts, Inc., a Delaware corporation (the “Company”), and the individual listed below (the “Participant”).

1.     Option Grant. Pursuant to the Crown Crafts, Inc. 2014 Omnibus Equity Compensation Plan (the “Plan”; unless otherwise defined herein, capitalized terms used in this Agreement have the meanings set forth in the Plan), the Company hereby grants to the Participant, as of the Date of Grant, an Incentive Stock Option (the “Option”) to purchase the number of shares of Series A common stock, par value $0.01 per share, of the Company (“Company Stock”) set forth below, as such Option may become vested and exercisable, in accordance with the terms and conditions of this Agreement and subject in all respects to the terms and conditions set forth in the Plan, which is incorporated herein by this reference and made a part hereof.

Participant	Date of Grant	Number of Shares of Company Stock	Exercise Price Per Share
________________________	________________	____________	$_________
Vesting of the Option:

Except as otherwise set forth herein, the Option will vest and become exercisable with respect to [____________] of the shares of Company Stock subject to the Option on [each of] [____________________] ([each, a] [the] “Vesting Date”), provided that (i) the Participant continues to be employed by the Employer through the [applicable] Vesting Date and (ii) the performance criteria, if any, set forth on Appendix A, attached hereto and incorporated herein by this reference, with respect to the [applicable] Vesting Date have been met.

Vesting Upon Death or Disability:

In the event the Participant dies or becomes Disabled while employed by, or providing service to, the Employer, the Option will automatically accelerate and become fully vested and exercisable upon the occurrence of the Participant’s death or Disability.

Vesting Upon Change of Control:

In the event a Change of Control occurs while the Participant is employed by the Employer, the Option will automatically accelerate and become fully vested and exercisable on the date of the effective time of such Change of Control.

2.     Exercisability of the Option.

(a)     The Option will become vested and exercisable as set forth in Section 1 hereof.

(b)     The exercisability of the Option is cumulative, but shall not exceed 100% of the shares of Company Stock subject to the Option.

(c)     If the schedule set forth in Section 1 hereof would produce fractional shares of Company Stock, the number of shares of Company Stock for which the Option becomes exercisable shall be rounded down to the nearest whole share of Company Stock.

3.     Term of Option.

(a)     The Option will have a term of ten (10) years from the Date of Grant and will terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan.

(b)     The Option will automatically terminate, and no longer be exercisable with respect to any vested portion thereof, upon the happening of the first to occur of the following events:

(i)     the expiration of the three-month period after the Participant ceases to be employed by, or provide service to, the Employer, if the termination is for any reason other than death or Disability (unless the Participant’s death occurs within such three-month period);

(ii)     the expiration of the one-year period after the Participant’s death; and

(iii)     the expiration of the one-year period after the Participant becomes Disabled in the event that the Participant’s termination was by reason of such Disability.

Notwithstanding the foregoing, in no event may the Option be exercised after the date immediately preceding the tenth (10th) anniversary of the Date of Grant.

(c)     Any portion of the Option that is not exercisable immediately prior to, or that does not become exercisable upon, the Participant’s ceasing to be employed by the Employer will immediately terminate at such time.

4.     Exercise Procedures.

(a)     Subject to the provisions of Sections 2 and 3 above, the Participant may exercise part or all of the exercisable Option by giving the Company written notice of intent to exercise in a form prescribed by the Committee or satisfying such other procedures as shall be set forth by the Committee from time to time, specifying the number of shares of Company Stock as to which the Option is to be exercised. At the time of the Participant’s delivery of such notice or such other time as the Committee shall determine, the Participant shall pay the aggregate Exercise Price for that number of shares of Company Stock for which the Option is being exercised as follows: (i) in cash; (ii) with the approval of the Committee, by delivering shares of Company Stock, which shall be valued at their Fair Market Value on the date of delivery, or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price; (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; (iv) by surrender of all or any part of the shares of Company Stock for which the Option is exercisable to the Company for an appreciation distribution payable in shares of Company Stock with a Fair Market Value at the time of the Option surrender equal to the dollar amount by which the then Fair Market Value of the shares of Company Stock subject to the surrendered portion exceeds the aggregate Exercise Price payable for those shares of Company Stock; or (v) by such other method as the Committee may approve, to the extent permitted by applicable law. The Committee may impose from time to time such limitations as it deems appropriate on the use of shares of Company Stock to exercise the Option.

(b)     Promptly after receipt of a notice of exercise and full payment of the Exercise Price for the shares of Company Stock being acquired, the Company shall issue and deliver to the Participant (or other person validly exercising the Option) a certificate or certificates representing the shares of Company Stock being purchased, or evidence of the issuance of such shares in book-entry form, registered in the name of the Participant (or such other person), or, upon request, in the name of the Participant (or such other person) and in the name of another person in such form of joint ownership as requested by the Participant (or such other person) pursuant to applicable state law.

(c)     The obligation of the Company to deliver shares of Company Stock upon exercise of the Option shall be subject to all applicable laws, rules and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Participant (or other person exercising the Option after the Participant’s death) represent that the Participant is purchasing shares of Company Stock for the Participant’s own account and not with a view to or for sale in connection with any distribution of the shares of Company Stock, or such other representation as the Committee deems appropriate.

(d)     All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. The Participant may elect to satisfy any tax withholding obligation of the Employer with respect to the Option by, upon exercise of the Option, having shares of Company Stock withheld having a Fair Market Value up to an amount that does not exceed the maximum statutory tax rates in the applicable jurisdictions.

5.     No Stockholder Rights. Neither the Participant, nor any person entitled to exercise the Participant’s rights in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to the shares of Company Stock subject to the Option until a certificate or certificates for shares of Company Stock, or evidence of the issuance of such shares in book-entry form, shall have been issued upon the exercise of the Option.

6.     Notice of Sale. The Participant (or other person exercising the Option after the Participant’s death) shall promptly give notice to the Company in the event of the sale or other disposition of shares of Company Stock issued upon the exercise of the Option within the later of (i) two (2) years from the Date of Grant or (ii) one (1) year from the date of exercise. Shares of Company Stock issued upon the exercise of the Option may also be subject to stock-transfer orders for the sole purpose of informing the Company of a disqualifying disposition of such shares (and any such stop-transfer order shall be administered solely for this purpose).

7.     Loss of Incentive Stock Option Status. If any portion of the Option shall fail, for any reason, to qualify as an “incentive stock option” under Section 422 of the Code (or any successor provision), it shall be treated as a Nonqualified Stock Option under the Plan. The Participant acknowledges that the Option will lose such qualification if the shares acquired upon exercise of the Option are sold or otherwise disposed of within one of the time periods described in Section 6 hereof.

8.     Change of Control. Except as set forth in Section 1 hereof, the provisions of the Plan applicable to a Change of Control will apply to the Option, and in the event of a Change of Control, the Committee may take such actions as it deems appropriate pursuant to the Plan.

9.     Restrictions on Exercise. Except as the Committee may otherwise permit pursuant to the Plan, only the Participant may exercise the Option during the Participant’s lifetime, and after the Participant’s death, the Option will be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Participant, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

10.     Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Participant under this Agreement may not be sold, assigned, encumbered or otherwise transferred, except, in the event of the death of the Participant, by will or by the laws of descent and distribution. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Participant, and the Option and all rights hereunder will thereupon become null and void. The rights and protections of the Company hereunder will extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries and affiliates. This Agreement may be assigned by the Company without the Participant’s consent.

11.     Clawback Rights. The Participant agrees that the Participant will be subject to any compensation, clawback and recoupment policies that may be applicable to the Participant, as in effect from time to time and as approved by the Board, the Committee or a duly authorized committee thereof, whether or not approved before or after the Date of Grant.

12.     Amendment of Agreement. Without limitation of Section 11 or Section 17 hereof, this Agreement may be amended in accordance with the provisions of the Plan and may otherwise be amended in writing by the Participant and the Company without the consent of any other person.

13.     Grant Subject to Plan Provisions. The grant reflected by this Agreement (a) is made pursuant to the Plan, the terms of which are incorporated herein by reference, (b) in all respects will be interpreted in accordance with the Plan and (c) is subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of shares of Company Stock, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law. The Committee will have the authority to interpret and construe the grant and this Agreement pursuant to the terms of the Plan, and its decisions will be conclusive as to any questions arising hereunder or with respect to such grant.

14.     No Employment or Other Rights. This Agreement will not confer upon the Participant any right to be retained in the employment of the Employer and will not interfere in any way with the right of the Employer to terminate the Participant’s employment at any time. The right of the Employer to terminate at will the Participant’s employment at any time for any reason is specifically reserved.

15.     Notice. Any notice to the Company provided for in this Agreement will be addressed to the Company in care of the Corporate Secretary at the Company’s corporate headquarters, and any notice to the Participant will be addressed to the Participant at the current address shown on the payroll records of the Company, or to such other address as the Participant may designate to the Company in writing. Any notice will be delivered by hand, sent by facsimile or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service or with an overnight courier.

16.     Applicable Law. The validity, construction, interpretation and effect of this Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

17.     Application of Section 409A of the Code. The grant is intended to be exempt from Section 409A of the Code, and this Agreement shall be administered and interpreted in accordance with such intent. The Committee reserves the right (including the right to delegate such right) to unilaterally amend this Agreement without the consent of the Participant in order to maintain an exclusion from the application of, or to maintain compliance with, Section 409A of the Code, and the Participant hereby acknowledges and consents to such rights of the Committee.

18.     Severability. The various provisions of this Agreement are severable in their entirety. Any judicial or legal determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

19.     Counterparts; Electronic Signature. This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument, and any of the parties or signatories hereto may execute this Agreement by signing any such counterpart. Electronic signatures in the form of handwritten signatures on a facsimile transmittal and scanned and digitized images of a handwritten signature (e.g., scanned document in PDF format) shall have the same force and effect as original manual signatures.

20.     Participant Acceptance. By signing below, the Participant agrees to be bound by the terms and conditions of the Plan and this Agreement and accepts the Option as of the Date of Grant. The Participant accepts as binding, conclusive and final all decisions and determinations of the Committee upon any questions arising under this Agreement or the Plan. The Participant acknowledges delivery of the Plan and the Plan prospectus together with this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant set forth herein.

COMPANY:	PARTICIPANT:

CROWN CRAFTS, INC.
(Signature)

By:
Name:	(Printed Name)
Title:

Appendix A

[Performance criteria, if applicable, to be determined at the time of grant.]